UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

PRESTIGE BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 White Plains Road, Tarrytown, New York 10591
(Address of principal executive offices) (Zip Code)

(914) 524-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2018, Prestige Brands Holdings, Inc. (the “Company”) announced financial results for the fiscal quarter ended June 30, 2018. A copy of the press release announcing the Company's earnings results for the fiscal quarter ended June 30, 2018 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2018, the Company’s Board of Directors amended the Company’s Amended and Restated Certificate of Incorporation to change the Company’s name from “Prestige Brands Holdings, Inc.” to “Prestige Consumer Healthcare Inc.” effective August 17, 2018. A copy of the amendment to the Company’s Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 31, 2018, the Company’s Board of Directors amended and restated the Company’s bylaws, effective August 17, 2018, to, among other things, change the Company’s name from “Prestige Brands Holdings, Inc.” to “Prestige Consumer Healthcare Inc.”, to update and enhance the Company’s advance notice bylaws with respect to director nominees and other business proposals, and to eliminate the right of stockholders to act by written consent. The Amended and Restated Bylaws amended the Company’s previous bylaws, primarily to:

*	Change the Company’s name from “Prestige Brands Holdings, Inc.” to “Prestige Consumer Healthcare Inc.” and update the address of the Company’s registered agent;

*	Specify that the Company’s Board of Directors shall determine the date, time and place of the annual meeting of stockholders;

*
Provide that a meeting of stockholders may be postponed by resolution of the Company’s Board of Directors upon public notice given prior to the previously scheduled meeting, and that no notice is required for an adjourned meeting unless required by law;

*
Provide that notice of a meeting of stockholders is deemed given to each stockholder of record that shares an address if notice is given pursuant to the householding rules under Rule 14a-3(e) of the Securities Exchange Act of 1934, as amended, and the Delaware General Corporation Law;

*	Clarify that the Board of Directors and chairman of any meeting of the Company’s stockholders may establish rules for the conduct of any meeting of stockholders;

*
Update and enhance the advance notice and related procedural and disclosure requirements by which a stockholder may nominate a director for election at or propose other business in connection with meetings of stockholders. The amendments, among other things, limit the right of a stockholder to nominate directors to annual meetings and to special meetings at which the Board of Directors has determined that directors shall be elected, require the stockholder to be a stockholder of record both at the time of providing notice of a director nomination and at the time of the meeting, require the stockholder to provide additional information regarding itself and the beneficial owner on whose behalf the nomination or proposal is made, their ownership of securities in the Company (including ownership of derivative securities), information regarding each candidate proposed to be nominated for election as a director, information regarding the proposed business to be brought before the meeting and other related information. Additionally, the stockholder must update or supplement its notice, if necessary, as of the record date for the meeting, and the stockholder (or a qualified representative) must appear at the meeting;

*
Revise the deadlines by when a stockholder must notify the Company to nominate a director for election at or propose other business in connection with an annual meeting of stockholders. The amendments provide that to be timely such notice must be received by the Company not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the previous year’s annual meeting, but if the annual meeting is scheduled more than 30 days before or more than 60 days after the first anniversary, to be timely such notice must be received by the Company not earlier than the close of business on the 120th day prior to the annual meeting nor later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which public disclosure of the date of such meeting is first made, or if the number of directors is increased after such nomination deadlines and the Company has not publicly disclosed the nominees for the additional directorships at least 100 days prior to the first anniversary of the previous year’s annual meeting, to be timely any notice for nominees for the new directorships must be received by the Company not later than the close of business on the 10th day following the day on which public disclosure of the nominees is first made;

*
Revise the deadlines by when a stockholder must notify the Company to nominate a director for election at a special meeting of stockholders. The amendments provide that to be timely such notice must be received by the Company not later than the close of business on the 10th day following the day on which public disclosure of the date of such special meeting is first made;

*	Allow the chairman of the Board of Directors, in addition to a resolution of the Board of Directors, to establish the time and place of regular meetings of the Board of Directors;

*	Remove the ability of stockholders of the Company to act by written consent.

A copy of the Company’s amended and restated bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 2, 2018, representatives of the Company began making presentations to investors regarding the Company's financial results for the quarter ended June 30, 2018 using slides attached to this Current Report on Form 8-K as Exhibit 99.2 (the “Investor Presentation”) and incorporated herein by reference.  The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during the fiscal year ended March 31, 2019.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information presented in Items 2.02 and 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

See Exhibit Index immediately following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2018	PRESTIGE BRANDS HOLDINGS, INC.

	By:	/s/ Christine Sacco
Christine Sacco
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Amendment to Amended and Restated Articles of Incorporation of Prestige Brands Holdings, Inc.
3.2	Amended and Restated Bylaws of Prestige Consumer Healthcare Inc.
99.1	Press Release dated August 2, 2018 announcing the Company's financial results for the fiscal quarter ended June 30, 2018 (furnished only).
99.2	Investor Presentation in use beginning August 2, 2018 (furnished only).